Exhibit 99.1
Forward-Looking Statements These slides contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Exhibit 99.1

Brush Engineered Materials Inc. Profile Publicly traded since 1956: NYSE-listed since 1972 Founded 1931 as Brush Beryllium Company, recently celebrated 75th anniversary Building off earlier pioneering technical work at Brush Laboratories Initial scope was development of commercial markets With onset of WW II and post war period, significant growth in defense and eventually, aerospace applications Mid-70s: major expansion of new commercial markets Today, commercial markets represent over 90% of revenues

Brush Engineered Materials Inc. Profile A leading manufacturer of high performance specialty engineered materials and services ... an enabling materials technology company Four segments...with operations, service centers and major office locations in North America, Europe and Asia Serving long-term growth oriented global markets from consumer electronics to heavy mining equipment

Brush Engineered Materials - Core Competency Collaborating with customers worldwide to solve material application challenges ... with a focus on enabling technology and services "Own" a Niche orientation ... non-commodity Focus on global growth and service Constantly looking ahead to realign product and service portfolios towards favorable trends ... targeted to achieve strong profitable growth Employees who are passionately focused on exceeding customer expectations A common approach to markets and culture across our operating companies

Company: Brush Engineered Materials Inc. founded 1931, publicly traded since 1956 NYSE Ticker: BW Shares Outstanding: Approximately 20.4 million at 3/28/08 Market Cap: Approximately $540 million at 3/28/08 Component of: S&P Super Composite 1500, Russell 2000 S&P Small Cap 600 Annual Revenue: $956 million @ 12/31/07 First Quarter Revenue: $226 million @ 3/28/08 First Quarter Diluted EPS: $0.22 for Q1-2008 which includes an accounts receivable correction relating to 2007, a change in a deferred tax asset valuation and non-recurring purchase accounting costs, or an operating rate of $0.35 excluding the above items Debt to Total 20% at 3/28/08 Capitalization: Overview

2007 Recap Record sales of $956 million, up 25% over 2006 Earnings per share of $2.59 compares to prior year's $2.45 Earnings per share of $1.79* compares to prior year's $1.38 excluding items that should not repeat Sales growth, adjusting for metal price increased 20% A new annual sales high, even after adjusting for metal price inflation Twenty consecutive quarters of sales growth, nine consecutive quarters of double digit growth Operating profit was 6.4% of sales (excluding the benefit of non-recurring charges and metal price inflation) compared to 5.7% in 2006 * $1.79 excludes a litigation settlement, lower of cost or market charges, the loss on the sale of a small business and the gain on the sale of low cost ruthenium purchased in 2006

Q1 2008 Recap Sales of $226 million Earnings per share of $0.22* Acquisition of assets of Techni-Met, Inc. for $87.4 million Techni-Met produces precision precious metal coated flexible polymeric films used in a variety of high-end applications, including diabetes diagnostic test strips. * Includes an accounts receivable correction relating to 2007, a change in a deferred tax asset valuation and non-recurring purchase accounting costs

Global Leader in High Performance Engineered Materials Q1 2008 Revenue by Market Other Appliance Aerospace & Defense Automotive Data Storage Industrial Components Telecommunication & Computer Medical 8%

Strong customer collaboration ... providing enabling technology solutions and service Materials that meet design challenges requiring - Strength - Reliability - Electrical conductivity - Miniaturization - Weight reduction - Corrosion resistance - Reflectivity - Thermal conductivity Targeting profitable growth applications in growing markets Advancing the World's Technologies

Typical End Uses Data Storage Industrial products for Oil & Gas and Mining Medical Devices Cellular phones, i-Pods and other wireless communication devices Notebook computers & network servers Electronic components in cars and trucks Commercial Aerospace Defense

Applications - Aerospace Avionics/Electrical Systems (Alloy): Alloy 25 Airframe (Alloy): Alloy 25 Landing Gear Attachments (Alloy): Alloy 25 ToughMet(r) 3 Engine and Pylon Attachments (Alloy): Alloy 25 ToughMet(r) 3 Flight Control Mechanisms (Alloy): Alloy 25 ToughMet(r) 3 Horizontal Stabilizer & Rudder Attachments (Alloy): Alloy 25 Hydraulic Systems (Alloy): Alloy 25 Fuel Systems (Alloy): Alloy 25 Wing Attachments (Alloy): Alloy 25 Doors & Hatches (Alloy): Alloy 25 ToughMet(r) 3 Landing Gear Components (Alloy): Alloy 25 ToughMet(r) 3 Flight Attendant Jumpseat spring (Alloy): Alloy 25 Safety Slide Mechanism (Alloy): Alloy 25 Other Aerospace Applications: Baggage Inspection (Electrofusion): PF-60 Be Nondestructive Evaluation (Cracked Component Detection) (Electrofusion): PF-60 Be

Applications - Oil & Gas Under Water Wellhead Equipment (Alloy): Brush Alloy 25 ToughMet(r) 3 Directional Drilling Equipment (Alloy): Brush Alloy 25 ToughMet(r) 3 Drill Bits (Alloy): Brush Alloy 25 ToughMet(r) 3 Structural Rig Components (Alloy): ToughMet(r) 3 Wellhead Control Equipment (Alloy): Brush Alloy 25 ToughMet(r) 3 Other Oil & Gas Applications: In Situ Elemental Analysis (Electrofusion): PF-60 Be; IF-1 Be Down Hole X-Ray Inspection (Electrofusion): PS-200 Be Blow out preventers, hydraulic actuators

Applications - Cell Phones I/O Connector Contacts (Alloy): Brush 60/17410 Alloy 25/190/290 Battery Contacts (Alloy): Brush 60 Alloy 25/190/290 Internal Antenna Contacts (Alloy): Brush 60/17410 Alloy 25/190/290 Grounding Clips and Audio Jacks (Alloy): Brush 60 Alloy 25/190/290 Micro Mezzanine Connectors for LCD Screen (Alloy): Brush 60 Internal Electronics (WAM): Thin Film Materials - Power amplifiers, SAW and BAW devices, filters, and IC's Frame Lid Assemblies for SAW Thin Film Material for backlight applications using LED technology Shield Cleaning Other Cell Phone Applications: Circuit Board and IC Inspection (Electrofusion/ Be Products): PF-60 Be; IF-1 Be; AlBeMet 162 RoHS Compliance Assurance (Electrofusion): PF-60 Be; IF-1 Be

Applications - Medical Cardiac Rhythm Management (TMI): Electronic Interconnects/Components Niobium/Titanium Electron Beam Weld Insulin Pump (Alloy): EMI Shielding Electrical Terminals in Connectors Mechanical Chips Connector Systems for equipotential grounding Seizure Control (WAM/TFT): Thin Film Deposition Implantable Electrode - Parkinson's disease (R&D) - Vision (WAM/TFT): Ocular Implantable Hybrid Circuit External Glucose Analysis (WAM/TFT/Techni-Met): Thin Film Materials - One-time use Refining & Recycling - Metal recovery services Implantable Glucose Analysis (WAM/TFT): Thin Film Coatings - Electrode monitoring device Dental X-Ray (Electrofusion): PS-200 Be X-Ray Mammography (Electrofusion): IS-50M Be Other Medical Applications: CT Scan (Electrofusion): PF-60 Be; PS-200 Be Bone X-Ray (Electrofusion): PF-60 Be Ultrasonic Scalpels (Be Products): S-200F Be Advanced Drug Delivery Components (TMI): Clad Stainless Hypodermic Components (TMI): Multigauge Stainless Diagnostic Electronic Components (TMI): Gold Plating Anesthesia Monitoring Components (TMI): Gold Plating Biopsy Instruments (TMI): Stainless Electron Weld Beam Cauterizing Electronic Scalpel (TMI): Clad Stainless

Investment Highlights and Strengths Global Leader in High Performance Engineered Materials Unique Status as Fully Integrated Provider of Beryllium-Containing Products Broad Metallurgical Capabilities in Precious and Non-precious Metals Global Sales and Distribution Network Sales Based on End User Specifications Niche Oriented Product Offerings Strong Value Proposition in Served Markets Strategic Customer Relationships Significant Technical Capabilities Positive Long-term Market Trends Strong Growth in New Products, a culture of Innovation High Barriers to Entry Capacity to Support Profitable Market Growth Strong Balance Sheet Strong Cash Flow

Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments Advanced Material Technologies and Services Advanced Material Technologies and Services consists of Williams Advanced Materials Inc. (WAM) Specialty Engineered Alloys The Specialty Engineered Alloys segment consists of Alloy Products which includes bulk and strip form copper-based alloy products, hydroxide and the Company's line of ToughMet(r) materials Beryllium and Beryllium Composites The Beryllium and Beryllium Composites segment consists of Beryllium Products including beryllia ceramic manufactured by Brush Ceramic Products Inc. Engineered Material Systems The Engineered Material Systems segment is comprised of Technical Materials, Inc.

Advanced Material Technologies and Services Q1 2008 Sales: $120.7 million $120.7 million; 53% Precious metal and specialty alloys for high reliability applications Products include precious and non-precious metal vapor deposition targets, frame lid assemblies, clad and precious metal preforms, high- temperature braze materials and ultra fine wire Industries served include magnetic and optical data storage, semi-conductor, performance film, wireless/photonics and precision optics Williams Advanced Materials (WAM)

Specialty Engineered Alloys Q1 2008 Sales: $71.3 million $71.3 million; 32% Copper and nickel-based alloy materials, most of which incorporate beryllium Strip products are used in electronic connectors including PDA's, wireless communications equipment, notebook and network computers and automotive electronics that require high strength, formability and electrical conductivity Bulk products are rod, bar, tube and plate products for heavy equipment and aerospace bushings and bearings, oil & gas components and plastic mold materials where strength, corrosion and wear resistance, thermal conductivity and lubricity are critical performance requirements Alloy Products

Beryllium and Beryllium Composites Q1 2008 Sales: $13.4 million $13.4 million; 6% Pure beryllium and aluminum-beryllium composites for high-performance applications, principally for medical, space and defense applications where stiffness, strength, lightweight, dimensional stability, reflectivity and x- ray/nuclear properties are critical. Beryllium Products

Engineered Material Systems Q1 2008 Sales: $17.7 million $17.7 million; 8% Engineered material systems, including clad, plated and electron beam welded metals used in demanding connector applications Combines precious and non-precious metals in strip form for use in complex electrical components for telecommunications systems, computers and automotive electronics Technical Materials, Inc. (TMI)

Fully Integrated Beryllium Producer Beryllium and beryllium alloys are critical to many high performance applications Strong Lightweight Good formability Operate the only active bertrandite ore mine in the developed world 7,500 acres in Juab County, Utah Approximately 100 years of proven reserves Bertrandite Ore Mining & Extraction High reliability Thermal and electrical conductivity Corrosion and wear resistant Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network

Key Financial Statistics $ in millions 2004 2005 2006 2007 Sales $496.3 $541.3 $763.1 $955.7 EBIT 25.0 19.5 43.8 84.5 Interest 8.4 6.4 4.1 1.8 Taxes 1.1 (4.7) (9.9) 29.4 EPS 0.86 0.92 2.45 2.59 G.P.% 22.4% 20.3% 21.2% 20.6% O.P.% 5.0% 3.6% 5.7% 8.8% Depreciation & Amort. 21.2 21.7 24.6 23.9 Capital Spending 9.2 13.8 15.5 33.6 Debt 72.5 57.2 48.9 35.5 Cash 49.6 10.6 15.6 31.7 Debt/Total Cap. 26% 21% 15% 9%

In 2001, the computer and telecom market decline drove sales back to mid-90's levels In 2003, growth began to return to historical rates In 2004-2007 growth accelerated 92 93 94 95 96 97 98 99 0 1 2 3 4 5 6 7 Sales 265 295 346 370 376 434 410 456 564 473 373 401 495 541 763 956 % Growth 0.11 0.17 0.07 0.02 0.15 -0.05 0.11 0.24 -0.16 -0.21 0.05 Historic Growth Rates 1992 - 1997 10.4% 1992 - 1999 8.2% Computer & Telecom market decline Year Returning to Historical Growth Rates

Historical Revenue by Quarter 2003 2005 2004 2006 2007 2008

Positive Market Trends Electronic component manufacturers are being driven by end user demands to produce products that are smaller, lighter and faster Increased electronic component performance characteristics require materials that have enhanced mechanical, electrical and thermal properties Growing opportunity for thin film physical vapor deposition (PVD) products in the data storage, semiconductor, solar and medical markets Spending and conditions in the telecommunications and computer market have improved Conditions continue to be strong in the oil and gas, undersea, aerospace and heavy equipment markets.

Capacity to Support Profitable Market Growth Operating with available excess capacity in Alloy Products Minor debottlenecking investments are required WAM's Brewster, New York facility doubled its capacity in 2007 Second phase of WAM's Brewster, New York facility expansion to be completed in 2008 Well-positioned to support rapid sales growth with minimal incremental cash investment

Our on-going value creation initiatives are focused in three key areas Growth Expanding and diversifying the revenue base Targeting profitable niche growth applications in growing markets New product innovation and service Ongoing global expansion Strategic acquisitions, fast accretion Margin Improvement Lean Sigma-driven operating efficiency improvement New higher value add products Cost reductions Fixed and Working Capital Utilization Inventory turn improvement Lean Sigma-driven factory utilization gains

New Products - Growing Applications in Growing Markets (all >10% annual growth expected) ... examples Product Market Driver Division PVD Magnetic Hard Disk Drive Increase Storage WAM Media capacity PVD - UMB Consumer Electronics Miniaturization WAM PVD - Evap Pro Compound Semi- Miniaturization WAM conductor Chamber Service PVD Customers Service demands WAM PVD - Visilid Optics IR Wavelength WAM Alloy 390 Strip Portable Elec Miniaturization and Alloy ToughMet(r) O&G, Aerospace, Reliability Alloy Heavy Equipment Clad Stainless- Hard Disk Drive Increase storage TMI Aluminum Strip capacity

Balance Sheet ($ in millions) 2000 2004 2005 2006 2007 Balance Sheet Debt $128.4 $ 72.5 $57.2 $48.9 $35.5 Debt to Debt Plus Equity 36% 26% 21% 15% 9% *2000 Balance Sheet debt includes major equipment lease **Note - Excludes precious metal consignment and other leases of: $18.9 $30.2 $55.5 $72.1 $80.0 *

Segment Sales Review 1Q 2006 2007 2008 $ % $ % $ % Advanced Material Technologies and Services $343.4 45% $519.9 54% $120.7 53% Specialty Engineered Alloys 275.6 36% 290.0 30% 71.3 32% Beryllium and Beryllium Composites 57.6 7% 60.5 6% 13.4 6% Engineered Material Systems 68.7 9% 70.9 7% 17.7 8% Other 17.8 3% 14.4 3% 3.2 1% TOTAL $763.1 100% $955.7 100% $226.3 100% $ in millions

Segment Earnings 1Q 2006 2007 2008 Advanced Material Technologies and Services $30.5 $59.4 $5.3 Specialty Engineered Alloys 7.9 7.6 0.7 Beryllium and Beryllium Composites 7.4 7.8 0.2 Engineered Material Systems 2.7 4.7 1.4 Other (4.7) 5.0* 0.4 TOTAL $43.8 $84.5 $8.0 * The Other segment earnings of $5.0 million in 2007 is primarily due to a gain in Q4 recorded as a result of a legal settlement Operating profit in millions

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

WAM Vision Globally Recognized High Quality/Technology Supplier of Products and Services for "State Of The Art", Emerging and Leading Edge Markets and Industries. Williams will Create a "Unique" Business Model with its Central Focus being to Relentlessly Strive for Product Differentiation through a Combination of Technology, Services and Quality, Providing "Remarkable" Solutions. Our Business Values and Corporate Integrity will be the Cornerstone of the way we relate to our Customers, Partners, Suppliers, the Communities we Reside and most Importantly our Employees.

What We Do Williams Advanced Materials develops, manufactures and markets materials, thin film deposition technology and services of unique value for the Magnetic and Optical Data Storage, Medical, Wireless, Photonics, Semiconductor, Optics, Security, Hybrid Microelectronics, Defense and Performance Coating industries. We also support emerging technologies such as Photovoltaic, Solid State Memory, Flexible Cable, and Nanotechnology. Williams' products are primarily based on specialty and unique materials used in high reliability and performance applications.

Sales History 1990 1994 1999 2004 2005 2006 2007 2008 East 38 72 110 168 218 344 520 2008 (Q1) $122.3MM

Revenue by Market Magnetic Data Storage Optics & Security Semiconductor Wireless and Photonics Shield Cleaning Services Solar Traditional Micro. Optical Data Storage Medical Other Thin Film Services Refining 8 7.5 4.5 16 6.5 2 9.5 2.5 12 15 6 10.5 Q1 - 2008

WAM Corporate Thin Film Products Electronic Packaging Products 2008 Business Structure Thin Film Services Shield Cleaning Services Specialty Inorganic Materials Techni-Met, Inc. Latest Acquisition

Product Mix 2007

Electronic Packaging WAM PVD Think Film Products Refining Dental/Other 30 25 28 8 9 Product Mix 2003

Augmentation History Williams Precious Metals Acquired in 1987 Advanced Materials Technology 1989 Hydrostatics Inc. 1994 Pure Tech Inc. 1998 Wheatfield ( Greenfield) 1998 Semi Alloys Inc 2001 Honeywell FLA (Technology) 2003 OMC Scientific Ireland 2004 Thin Film Technology 2005 CERAC inc. 2006 Suzhou, China (Greenfield) 2007 Louny, Czech Republic (Greenfield) 2007 Techni-Met 2008

International/Domestic Revenue 2007 Intl. U.S. 31 69

Thin Film Products PVD Materials Precious Metal Target Materials Non-Precious Metal, Cermets, Ceramics Vacuum Induction Melting Hot Pressing Vacuum Hot Pressing Hot Isostatic Pressing EVAPro(tm) Grade Evaporation Materials Localized Target Bonding Chamber Services Shield Cleaning and Conditioning Arc Spraying - Electro-polishing PM Refining and Upgrading Logistics Support Buffalo Brewster Milwaukee Wheatfield Singapore Taiwan Santa Clara Ireland Suzhou, China Louny, Czech

Packaging Materials FLA/Combo-Lid(r) Seam Seal/Microlid(tm) Preforms Clad Materials Braze Materials Ni Alloys Dental Packages (Zentrix) Buffalo Singapore Wheatfield Buellton WAM Taiwan WAM Philippines

WAM Headquarters Buffalo, NY USA - 100,000 Sq. Ft. overall, 6,500 Sq. Ft. of clean-room, state-of-the-art machining/ milling/rolling/stamping/ cladding centers, target bonding, high purity refining/recycling, metals casting & automated plating Full analytical capabilities, product Research & Development.

Specialty Alloys Operations Wheatfield, NY 30,000 Sq. Ft. with volume vacuum casting, rolling, annealing, powder atomizing and machining. 10 acres for expansion. Shield metal recovery and cleaning / Clean room packaging

Williams Thin Film Products Operations Brewster, NY USA - 80,000 Sq. Ft. with vacuum melting, hot-pressing, milling, hot & cold rolling, automated machining, grinding, powder metallurgy lab, particle sizing and target bonding capabilities. Dedicated R&D staff and capabilities to support rapid new product development in key markets.

Techni-Met Windsor, CT 2 facilities - total of 75,000 sq. ft. 48 employees - two (2) shift operations. High Value Added Precision Coated Materials. Continuous Vacuum Deposition of Inorganic Materials onto Rolls of Flexible Polymeric Films and other Substrates.

Far East Operations Singapore Target bonding, bonding wire production, Combo-Lids(r). assembly Taoyuan County, Taiwan Target bonding, evaporation materials & bonding wire. Subic Bay, Philippines Combo-Lids(r), low-cost lids and preform - assembly, inspection and packaging. WAM TAIWAN WAM Far East Ltd.

Suzhou - China Suzhou, China 20,000 Sq ft. Target & Evaporation materials manufacturing, Target bonding services, Distribution, Warehousing, Sourcing, MgF manufacturing and packaging Located near Shanghai Airport and close to many technology centers located in Eastern China. Markets Serve: Semiconductor, UBM, Security and Optics

Limerick, Ireland - OMC Scientific, Ltd. Subsidiary of WAM Provides precision parts cleaning and reconditioning services for film Physical Vapor Deposition (PVD) customers in Europe. Unique technology applied to opportunities in North America and Asia. Efforts focused in the semiconductor, magnetic media and other technology based markets. OMC - Limerick

OMC- Czech Louny, Czech Republic Provides precision parts cleaning and reconditioning services for film Physical Vapor Deposition (PVD) customers in central and eastern Europe State of the art cleaning, stripping and packaging operations Machining capabilities for Optical Media and other PVD segments Markets Serve: Semiconductor, Compound Semiconductor, UBM, MEMS, Data Storage

Thin Film Technology (TFT) Buellton, CA Subsidiary of WAM Thin film coating and substrate patterning. Visi-Lid(tm) supply chain management. Capabilities: Electron Beam Evaporation, DC/RF Magnetron Sputtering, Photolithography (Substrate Patterning), Dicing, Tooling design, In House Machine shop

CERAC Milwaukee, WI Subsidiary of WAM Physical Vapor Deposition (PVD) materials for opthalmic, optic and performance applications. Specialty Inorganic Materials Unique technologies in chemical and powder processing

Global Service and Support Regional Offices (Sales and Applications Engineering support) Buffalo, NY Tokyo, Japan Brewster, NY Taoyuan, Taiwan Boston, MA Singapore Tucson, AZ Manila, Philippines Santa Clara, CA London, England Buellton, CA Seoul, Korea Milwaukee, WI Limerick, Ireland Dallas, Texas Shanghai, China Windsor, CT Representative Italy France China Germany Sweden Israel India

New Product and Technology Development Optical Filters Bio-Sensors Materials for Thin Film PV (Solar): Cu(I)Ga(S), CdS, CdTe, TCO Materials, etc Ag Alloys for Solar backside contact New Cleaning Methods for Shield Cleaning Magnetic Data Storage Media Materials; Oxide Gen II and Eco-Ru Head Materials Heusler Alloys & FePt Flexible Solar Cells Nanotechnology Powder Materials

Sputtering Targets/ Evaporation Materials (Precious Metals, Alloys, Non-Precious Metals, Alloys, Magnetic Materials, Heusler Alloys and Oxides) Chamber Services complement materials offering. Key Markets - Magnetic Head and Media Example - Hard Disk Drive PMR Material Stack

Key Markets - Wireless and Photonics Thin Film and Packaging materials for varied wireless and photonic applications including RF Power Amplifiers, HBT's, SAW Devices, Light Emitting Diodes (LEDs), Laser Recorders and Micro Electro Mechanical Systems (MEMS)

Key Markets - Thin Film and Electronic Packaging Materials & Services Night Vision (Defense) Thin Film Deposition Services Coated Infrared Optics Hermetic Windows for FPA Packaging Flexible Interconnects Electronic Packaging Materials Precision Machined Components High Purity Solder Materials Williams Thin Film Materials Sputtering Targets for FPA Manufacturing High Purity Infrared Coating Materials

Key Markets - Semiconductor Packaging High reliability semiconductor packaging materials. Applications focused in space, military and satellite market segments.

Key Markets - Semiconductor Wafer Fabrication Thin film materials and chamber services for silicon wafer and UBM (Under Bump Metallization) technologies. Numerous commercial and military microelectronic applications.

Optics Markets Security ZnS, MgF2, SiO2 Laser optics ThF4, YF3, SiO2, Ge Communications SiO2, Ta2O5, Nb2O5, LaB6 Cathodes Ophthalmics SiO2, Al2O3, Ti3O5, Cr-SiO

Opto-Electronic Markets Resistor material for hybrid circuits Cr-Si, W-Ti Projection Display Products HfO2, Cr, SiO2, MgF2 Clear conductive coatings ZnO Data Storage Photovoltaics (Solar) CdS, CdTe, Cu-In-Ga-Se

Specialty Inorganics Markets Protective coatings for aerospace applications TiB2, B4Si Defense Applications Semiconductor gas precursors Zn3As2 Data Storage Medical devices V2O5 Specialty Batteries Li2O, CoS2

Key Markets - Defense Applications Aerospace Thin Film Technology Large Area Coating of Irregular Shaped Flight Components Coatings on Composite Materials Thin film hybrid circuits Specialty Engineered Films Williams Advanced Materials Hermetic Combo Lids High Purity Solder Materials Precision Machined Components Williams Thin Film Products Sputter & Evaporation Materials for critical surfaces

Key Markets - Medical (Sensor) Applications Thin Film Deposition Services Batch Sensor Electrode Manufacturing Roll to Roll Strip Sensor Manufacturer Metal Deposition and Precision Slitting Williams Thin Film Products Sputter & Evaporation Materials for Sensor Manufacturing Refining and Recovery Shield Cleaning Services

Photovoltaic Solar Applications Thin Film Materials Targets and Evaporation CIG(S), CdTe, CdS, AZO, GZO, Ag, Ti, Al, CuGa Thin Film Deposition Services TCO Coatings (ITO) R&D Thin Film Stack Development Chamber Services PVD, PECVD Shield Sets Added Value Services

Global Chamber Services Value Package SHIELD CLEANING SERVICE DESCRIPTION STRIPPING SURFACE TEXTURIZING FINAL CLEAN AND CLEAN ROOM PACKAGING Ultrasonic cleaning with particle count monitoring Drying a.k.a. baking a.k.a. outgassing Clean room packaging These steps must take place in a class 100 clean room (2007) and SPC data must be collected PACKAGING FOR SHIPMENT PRECIOUS METAL REFINE AND SETTLEMENT LOGISTICS

Chamber Services/Refine Chamber Services/Refine

Thin Film Services Capabilities & Markets Production Capability Thermal Evap. & E-Beam Evaporation IBD E Beam Evap. DC/RF Sputtering Comb. Evap/Sputter TF Hybrid Substrates Photolithography Specialty Coatings Dicing / Singulation Electroplating Markets Served Optics A/R Infrared Long & Mid Telecom Defense Medical Microwave Hybrids Sensors NIST Standards Semiconductor

Customer Service Value "Packaging" Niche Exploitation Flexible Manufacturing Cost Model Product Breadth Global Presence Reputation Distinctive Competencies Wireless/Photonics Semiconductor Fab MEMS Optical Media Photovoltaics Nanotechnology UBM / FCCL Semiconductor Pck. Magnetic Data Storage Memory TFT/LCD Medical Optics

End Product Examples Utilizing Thin Film Deposition Materials

New Horizons TDP, Solar----Rotatable Targets FCCL Medical Sensors Nano Materials ( Powders) Expanded Global Chamber Services Optical Sensors Fabrication Solar Energy-packaging, inorganic compounds, metal/ alloy solutions

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

Provide technical expertise and flexible services to deliver value through innovative, practical engineered material solutions. Our products and services coupled with our global distribution and logistics network are relied upon by our customers making us their trusted growth partner. Brush Specialty Engineered Alloys & Brush Resources Vision

Safely and reliably provide the highest quality, innovative products and services, fast and on-time to all customers, when they want them at the lowest possible cost. Brush Specialty Engineered Alloys & Brush Resources Mission

Alloy Products Operations Strategy-Lean Sigma Safety practices to provide an injury and illness free workplace Lean Manufacturing to reduce cycle times, further increase capacity, and provide industry leading service to our customers Six Sigma to provide industry leading product quality and to reduce costs Supply Chain Management to provide exactly what is needed, when it's needed, to where it's needed in exactly the right quantity Total Productive Maintenance to provide industry leading equipment reliability

Sales Based on End User Specifications Component Fabrication Component Manufacturing Sourcing Demand Generator Distribution Sales Marketing Brush Wellman Inc. Specifications Products

Brush Specialty Engineered Alloys Product families: Strip products include thin gauge precision strip and thin diameter rod and wire. These products provide a combination of high strength, formability and electrical conductivity for connectors, contacts, switches, relays and shielding used in mobile communications devices, wireless communications equipment, storage area network systems, data networking equipment, servers, personal computers, appliances, and automotive electronics. Bulk products include rod, bar, tube and plate. These products are known for superior strength, corrosion and wear resistance, thermal conductivity and lubricity. Applications include bearings and bushings for aerospace and heavy equipment, resistant welding components, oil & gas drilling components, plastic mold tooling and telecommunications housing equipment. Strip Bulk East 64 36 The primary business within the Specialty Engineered Alloys Segment, Alloy Products sales Q1 2008 were $73 million. Manufactures and sells copper and nickel based alloy systems metallurgically tailored to meet customers' specific performance requirements

Appliance Automotive Computer & Telecom Aerospace & Defense Industrial Process Other 9900000 8100000 24600000 6200000 13700000 Alloy Products Revenue by Market Q1 2008

Strip Alloy Applications (strength, conductivity, spring characteristics) Automotive electronics Appliance switches Pressure Responsive Devices Fire Extinguisher Sprinkler Heads EMI Shielding Current Carrying Springs and Relays Integrated Circuit Sockets Electrical and Electronic Connectors in Mobile Handsets, PDA's, Base Stations, Storage Area Networks, Servers, and Personal Computers

Strip Products - Strategy Maintain focus on major end-use markets Computer Telecommunications (mobile & Infrastructure) Automotive Appliance Military Medical Defend leadership in traditional alloy strip, rod & wire Reduce total cost of manufacture to allow penetration of mid-range alloy applications Enhance product properties to provide additional value to customers Introduce new alloys to meet needs of targeted market opportunities Geographic Growth

Strip Products Strong Value Proposition (Formability, Conductivity, Stress Relax) $ per Pound Performance Parameter High Low Traditional Copper- Beryllium Alloys 390 Brush 60 Alloy 174 CuNiSi HS Phos Bronze Phos Bronze Brass Brush Value Proposition Unique, high-performance materials Technical design capabilities Outstanding service center network Global marketing, sales and distribution Competitive Alloy Comparison Copper-beryllium alloys, while premium priced, provide best-in-class performance Note: Blue denotes Brush Engineered Materials' alloys; beige represents competitive materials. BF 47 CuTi

Bulk Alloy Applications (strength, corrosion resistance, non-galling, conductivity) Aircraft Bushings Heavy Equipment Bearing and Wear Applications Oilfield well drilling, completion and production equipment Plastic Injection & Blow Molds Power Generation Tooling for Metalworking Undersea/Marine Housings for Telecom & Instrumentation Welding Electrodes & Dies

Bulk Products - Strategy Maintain focus on traditional end-use markets Aerospace Oil & Gas Plastics Power Generation Resistance Welding Undersea Introduce new alloys or product forms to meet needs of targeted market opportunities Focus on new non-traditional growth markets Bearings, Heavy Equipment & Mining, Marine, advanced Oil & Gas well components, Offshore & Downhole technology, and Pumps Geographic Growth Expand commercial operations in Asia Pacific, improve customer awareness and distribution

MoldMAX(r) Alloys for the Plastics Industry Value Proposition Provides molders with 20-40% increase in productivity Capital avoidance due to increased productivity Enables improved quality of molded parts ROI < 3 months Technical advantages Hardness of steel with the thermal conductivity of copper Fast machining rates High polishability Brush Wellman engineers use infrared imaging at the customers facility to pinpoint where MoldMAX(r) will provide the maximum benefit.

Lorain Casting Facility Spinodal and EquaCast(r) Technology-Winning! Strength and hardness is comparable to copper beryllium products Thermal conductivity The value proposition differentiates: Corrosion resistance Superb tribological properties (low friction, excellent wear resistance) adding value in reliability, uptime, and maintenance savings Machinability and design simplicity adding cost benefits to offset increased material costs Casting capability including size, shapes, tubes and quality No EH&S issues Lorain Technology: Expanding Brush Wellman's market and application reach Developing applications in markets where we are strong: Drilling Equipment, Aircraft Parts, Mold Tooling High performance copper based engineered materials: Developing markets/applications where technology is strong: Oil Well Completion Equipment, Mining, Heavy Equipment, Drivetrain Components, Hydraulic Systems, Engine Bearings, Semiconductor Fabrication

ToughMet(r) Outlasts Conventional Bearing Materials in 300-ton Mining Truck Steering Test 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200 Hardened Steel 0 0.009 0.013 0.0375 Aluminum Bronze 0 0.0075 0.009 0.01 0.011 0.011 0.0125 0.015 0.016 0.019 0.02 0.022 0.025 0.0275 0.03 0.0325 0.035 0.0365 0.038 0.0405 0.0425 ToughMet 3 0 0 0 0 0 0 0 0 0 0 0.0005 0.001 0.0015 0.002 0.0026 0.0032 0.0038 0.004 0.0046 0.0051 0.006 Simulated Steering Wheel Turns (x1,000) Surface Wear (inches) Using identical bearing designs, this tests proved the average wear rate of steel was 90x greater than ToughMet 3, and the average wear rate of Aluminum Bronze was 7x greater than ToughMet 3.

ToughMet(r) Bushings Protect Steel Mating Parts. Example: Lubrication failure on bulldozer undercarriage Left side pin after 500 running hours against ToughMet 3 CX105 bushing. Right side pin after 500 running hours against hardened steel (HRC 50) bushing. Pin hardness = HRC60. Steel pin damaged by steel bushing Steel pin protected by ToughMet bushing

ToughMet(r) Industrial Components Results:

Significantly Higher Durability has been Confirmed for ToughMet(r)

Brush International, Inc. Brush International Inc. is a wholly owned subsidiary of Brush Engineered Materials Service centers in Germany, England, Japan and Singapore Representative offices in Korea, China and Taiwan Primary focus on the distribution of alloy products while providing local support to other Brush Engineered Materials' subsidiaries operating internationally Domestic International 0.44 0.56000000013148 Alloy International/Domestic Revenue Q1 2008

Global Sales and Distribution Network Brazil Taipei,Taiwan Singapore Hong Kong Tokyo, Japan UK & Ireland France Germany Italy Detroit, MI Chicago, IL Los Angeles, CA Shanghai,China Houston, TX Canada Mexico Seattle, WA Switzerland Korea Philippines Cleveland, OH Global Reach...... Local Service

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

Brush Beryllium Products Brush Ceramic Products Beryllium and Beryllium Composites Comprises two business units

Brush Beryllium Products Products Beryllium Metal - One of the lightest metals known - Family of vacuum hot and hot/cold isostatically pressed powder-derived metals AlBeMet? - Family of lightweight alloy composites - Extruded, rolled sheet and hot isostatically pressed powder-derived metals

Brush Beryllium Products Products - Cont. E-Materials - Family of low expansion, lightweight electronic packaging materials - Composites of beryllium metal and beryllium oxide Beryllium Oxide/ Chemicals - Ceramic-grade beryllium oxide powder - Specialty beryllium-containing chemicals

Brush Beryllium Products Facilities Elmore, Ohio Fremont, California

Brush Beryllium Products Key Product Attributes Be/AlBeMet(tm) Light Weight (Density) High Stiffness (Elastic Modulus) High Thermal Conductance/Capacity Low Thermal Expansion Be Transparent to X-Rays Neutron Reflector

Brush Beryllium Products Primary Competition...Alternative Materials Organic Composites (e.g. Carbon epoxy) Silicon carbide Metal Matrix Composites (e.g. Al - silicon carbide) Pyrolytic graphite Aluminum (high strength grades)

Major Defense/Aerospace Applications for Brush Beryllium Products Optics Optical substrate and support structure for visual and infrared target acquisition systems (fighter aircraft, helicopters, unmanned aerial vehicles, tanks), surveillance systems and astronomical telescopes. Satellites Structures and sensors for defense and commercial telecommuni- cations satellites. Electronics Electronic packaging for defense avionics, radar and electronic countermeasures systems for helicopters and fighter aircraft. Applications include circuit boards, covers and packages.

Major Commercial Applications for Brush Beryllium Products X-ray Windows Radiographic tube components for ? medical diagnostic (x-ray, mammography, CAT-scan), ? industrial and ? scientific equipment. Optical Scanners Mirrors for laser scanners used in reprographic and other high-performance laser applications. Motion control Structural components for high-precision semiconductor processing and industrial robotic equipment Acoustics High performance speaker components

Major Applications, New Products and Platforms Brush Beryllium Products Product Market New AlBeMet Products Defense Fabricated Products Defense Acoustic Speakers High grade Be foil Medical x-ray

Beryllium Products Brush Ceramic Products Located in Tucson, Arizona Products Ceramic substrates used in commercial and military packaging applications Ceramic laser bores for gas lasers used in medical and industrial applications Machined ceramic components used in military, oil and gas, semiconductor and microwave applications

Beryllium and Beryllium Composites 2008 Revenue by Market 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Telecom/Computer Defense/Aerospace Industrial Componenst Medical Other Nuclear Reactor 0.086 0.5 0.16 0.17 0.07 0.01

International/Domestic Revenue 2008 Intl. U.S. 23 77 Beryllium and Beryllium Composites International 23% Domestic 77%

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

Technical Materials Inc. 2008 "Providing engineered metal strip products to leading technology manufacturers around the world."

Market History Founded in 1968, TMI's continuous clad and inlay technology produced high-reliability connector and switch materials for the telecom industry. Today TMI's products are used throughout the world by virtually all major technology markets. As a leader in reel-to-reel composite metals engineering, TMI differentiates itself through proprietary process technologies. TMI worldwide sales continue to increase and in 2007 additional inroads were made in Europe and Asia. In 2007, New Product Sales accounted for approximately 31% of TMI's sales volume.

TMI Process Technologies Cladding Inlay Micro Laminates Electroplating Gold, Silver, Base Metals Selective and Overall Coatings Profiling Milling Skiving Continuous Electron Beam Welding Lead-Free Solder Coatings

TMI Sales Growth 2001 2002 2003 2004 2005 2006 2007 Sales 50 45 42.8 55.7 50.8 71.7 72.4 $ in millions

International/Domestic Revenue 2007 Intl. U.S. 0.09 0.91 International 12% Domestic 88%

Our Vision To be a leader in creating innovative engineered material solutions and services that make our customers competitive in global markets.

Technology Leader Quality ISO 9001-2000, Certified by Bureau Veritas ISO 14001, Certified by TUV Unique Tolerance Capabilities Extensive Digital and Vision-Controlled Processing Engineering Metallurgical Design Technical Customer Support

Our Major Markets Automotive Consumer Electronics Computer Semiconductor Energy Medical Automotive Telecom Computer Medical Other 47 18 26 4 5 Other 4% Telecom 14% Computer 28% Automotive 50% 2007 Medical 4%

Strategic Growth Markets Computer Hard Drives Medical Devices Energy Systems

Application: Computer Hard Drive Suspension Materials Stainless/Aluminum Composites High Stiffness-to- Weight Performance Supports Higher Data Density Media

Application: Medical Implant Materials Electron Beam Welded and Clad Interconnects Niobium, Tantalum, Titanium, and Stainless Steel Systems

Application: Automotive High-Reliability Connector and Leadframe Materials Safety Devices Engine Performance Sensors Hybrid Components

Application: Consumer Electronics Leadframes for Digital Camera Sensors Cell Phone Passive Components

Application: Energy High-Performance Battery Materials Solar Cell Interconnects High-Temperature Fuel Cell Clad Materials

2008 Growth Strategy Continued Expansion of Electroplating through Process Technology Advantages Focus on Clad and Electron Beam Weld Product Development in High-Growth Niche Markets Continue to Expand TMI's Presence in Europe and the Far East Continued emphasis on New Product and Market Development

Beryllium Health and Safety Improved worker protection programs in place Rates of sensitization down among new workers Strong focus on regulations related to beryllium exposure Brush has continued to make progress on issues related to beryllium health and safety

Litigation Total Plaintiffs Total Cases Pending (including spouses) 03/30/07 12 52 06/29/07 10 32 09/28/07 10 32 12/31/07 9 31 3/28/08 9 31

Litigation In the first quarter 2008, there were no changes in the case load from end of 2007. There are currently nine cases pending, including two purported class actions. No cases were filed, settled or dismissed during the quarter. Our caseload and number of plaintiffs will vary from quarter to quarter depending on new cases, additional plaintiffs, settlements, dismissals, amendments to complaints, etc. The Company believes it has substantial defenses in pending cases.